Exhibit 99.2

Supplemental Operating and Financial Data March 31, 2013 (Unaudited) Under Development Property – Littleton, CO (60 units) To be operated by Anthem Memory Care

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions and Loan Originations 6 Development Activity 7-12 Real Estate Portfolio Summary 13 Real Estate Portfolio Metrics 14 Real Estate Portfolio Diversification 15-18 Top Ten Operators - Owned Portfolio 19 Extendicare Inc. and Assisted Living Concepts, Inc. 20 Market Capitalization 21 Lease & Mortgage Loan Receivable Maturity 22 Debt Maturity 23 Financial Data Summary 24-25 Consolidated Statements of Income 26 Consolidated Balance Sheets . 27 Funds from Operations . 28-29 Glossary . 30-32

3 Company Information CORPORATE Andre Dimitriadis Wendy Simpson Edmund King Executive Chairman Timothy Triche, MD Boyd Hendrickson Devra Shapiro Lead Director Andre Dimitriadis Wendy Simpson Executive Chairman Chief Executive Officer and President Pam Kessler Clint Malin Executive Vice President and Chief Financial Officer Executive Vice President and Chief Investment Officer Corporate Office Investor Relations www.LTCProperties.com 2829 Townsgate Road, Suite 350 Investor.Relations@LTCProperties.com (805) 981-8655 phone Westlake Village, CA 91361 (805) 981-8655 (805) 981-8663 fax Board of Directors Management Contact Information Company Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties operated by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company’s website at www.LTCProperties.com .

4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sandler O'Neill + Partners, L.P. Karin Ford Mike Carroll James Milam Sidoti & Company, LLC Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Peter Sicher Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 25, 28, and 29 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

6 Acquisitions and Loan Originations REAL ESTATE PORTFOLIO (dollar amounts in thousands) GAAP yield assumes a total purchase price of $45,000 which includes $41,000 of cash paid at closing and $4,000 earn-out paid in 2011. This property was added to a master lease. The GAAP yield represents the yield on the master lease and includes $8,250 construction funding. See page 7 for funding activity. See page 7 for Development Activity. ACQUISITIONS LOAN ORIGINATIONS Date # of Properties Property Type # Units/Beds Location Borrower Operator 11/15/12 1 SNF 106 beds WI Hartford Healthcare Fundamental $3,530 $ 339 $ 9.3% 12/20/12 1 ALF 70 units PA Cordia Commons at Meadville Juniper 5,100 362 7.0% Total 2012 2 106 beds / 70 units $ 8,630 $ 701 Funded to Date Interest Rate Annual Revenue Date # OF PROPERTIES PROPERTY TYPE #BEDS/UNITS LOCATION OPERATOR DATE OF CONSTRUCTION PURCHASE PRICE ANNUAL GAPP REVENUE GAAP LEASE YIELD 2/28/11 2 ROC 118 beds/93 units SC Prestige Healthcare 1965-2001 $11,450 $1,158 10.1% 3/9/11 4 SNF 524 beds TX Meridian Senior Properties 2007-2008 45,000 (1) 4,722 10.5% (1) 8/1/11 1 SNF 140 beds TX Senior Care Centers 2008 10,000 1,058 10.5% 10/11/11 1 SNF 196 beds TX Fundamental 2005 15,500 1,881 11.0% (2) 10/11/11 1 UDP (3) 120 beds TX Under Development Property 2012-2013 (3) 844 - - (3) 11/1/11 1 SNF 156 beds CA Traditions Management 1990 17,500 1,814 10.3% Total 2011 10 1,254 beds/93 units 100,294 3/23/12 1 SNF 144 beds TX Senior Care Centers 2002 18,600 $1,988 $1,988 10.7% 5/14/12 1 UDP (3) 60 units CO Under Development Property 2012-2013 (3) - - (3) 7/2/12 1 SNF 90 beds TX Senior Care Centers 2011 6,500 701 10.7% 7/31/12 2 SNF 288 beds OH Carespring Health Care Mgt 2009-2010 54,000 5,426 10.1% 10/23/12 1 UDP (3) 77 units KS Under Development Property 2012-2013 (3) 730 - - (3) 12/20/12 5 ALF/MC 266 units CO/NJ Juniper Management, LLC 1999-2002 81,988 6,665 8.1% 12/27/12 1 UDP (3) 81 units TX Under Development Property 2013 (3) 1,000 - - (3) 12/28/12 1 UDP (3) 143 beds KY Under Development Property 2013 (3) 2,050 - - (3) Total 2012 13 665 beds/484 units 166,750 Total 23 1,919 beds/577 units $267,044 (1) (2) (3)

7 Development Activity REAL ESTATE PORTFOLIO (dollar amounts in thousands) Includes land and excludes capitalized interest on our open commitment. Interest on the loan is paid monthly in arrears. Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown. Project Type Property # of Projects Property Type # Units/Beds 3Q13 2012 Development Littleton, CO 1 MC 9.25% 60 units 9,817 $ 1,984 $ 7,519 $ 2,298 $ 3Q13 2011 Re-development Amarillo, TX 1 SNF 9.00% 120 beds 9,094 1,576 5,146 3,948 4Q13 2012 Development Wichita, KS 1 ALF/MC 9.25% 77 units 10,585 1,489 3,083 7,502 4Q13 2012 Renovation Roswell, NM 1 SNF 9.00% - 1,540 659 1,108 432 4Q13 2012 Renovation Alamagordo, NM 1 SNF 9.00% - 710 - 319 391 4Q13 (2) 2012 Construction Loan Slinger, WI 1 SNF 9.00% (3) 106 beds 10,600 911 3,530 7,070 6 137 units/226 beds 42,346 $ 6,619 $ 20,705 $ 21,641 $ 3Q14 2012 Development Frisco, TX 1 ALF/MC 9.25% 81 units 5,800 $ 401 $ 1,448 $ 4,352 $ 3Q14 2012 Renovation Sacramento, CA 1 SNF 9.00% - 1,700 - - 1,700 4Q14 2012 Expansion Arvada, CO 1 ALF/MC 7.75% (3) - 6,600 1 1 6,599 4Q14 2012 Expansion Ft. Collins, CO 1 ALF/MC 7.75% (3) - 4,700 - - 4,700 4Q14 2012 Renovation Ft. Collins, CO 1 ALF/MC 7.75% (3) - 3,300 - - 3,300 5 81 units 22,100 $ 402 $ 1,449 $ 20,651 $ 1Q15 2012 Development Coldspring, KY 1 SNF 8.50% 143 beds 23,500 $ 77 $ 4,845 $ 18,655 $ Total 12 218 units/369 beds 87,946 $ 7,098 $ 26,999 $ 60,947 $ Estimated Rent Inception Date Commitment Year Approximate Cash Lease Yield Investment Commitment (1) 1Q13 Funding (1) Total Funded to Date (1) Remaining Commitment (1)

8 REAL ESTATE PORTFOLIO Rendering Development in Littleton, CO 60-unit memory care property To be operated by Anthem Memory Care Development Activity

9 REAL ESTATE PORTFOLIO Development Activity Re-development in Amarillo, TX 120-bed skilled nursing property To be operated by an entity within the Fundamental family of companies

10 REAL ESTATE PORTFOLIO Development Activity Development in Wichita, KS 77-unit assisted living and memory care property To be operated by Oxford Development Holdings, LLC Rendering

11 REAL ESTATE PORTFOLIO Development Activity Expansion Project in Arvada, CO Operated by Brookdale Senior Living, Inc. Rendering

12 REAL ESTATE PORTFOLIO Development Activity Mortgage and Construction Loan in Slinger, Wisconsin 106-bed skilled nursing property To be operated by an entity within the Fundamental family of companies Artist’s Rendition

13 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO (dollar amounts in thousands) Real Estate Portfolio Snapshot Assisted Living Property - Williamstown, NJ (38 units) Operated by Juniper Communities, LLC Memory Care Property - Williamstown, NJ (36 units) Operated by Juniper Communities, LLC Type of Property Gross Investments % of Investments Rental Income Interest Income % of Revenues # of Properties SNF Beds ALF Units Skilled Nursing $ 473,107 50.0% $ 47,158 $ 2,768 51.9% 90 10,296 - $45.95 Assisted Living 392,119 41.4% 36,140 1,920 39.5% 104 - 4,713 $83.20 Range of Care 46,707 4.9% 6,366 335 7.0% 9 733 348 $43.21 Under Development 22,347 2.4% - - - - - - Schools 12,444 1.3% 1,548 - 1.6% 2 - - Total $ 946,724 100.0% $ 91,212 $5,023 100.0% 205 11,029 5,061 Trailing Twelve Months Ended March 31, 2013 Investment per Bed/Unit

14 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix For the Twelve Months Ended December 31, 2012 Private Pay 60.7% Medicare 14.1% Medicaid 25.2% (1) Quality mix for our skilled nursing portfolio, for the quarter presented, is 28.4% Private Pay, 25.6% Medicare, and 46.0% Medicaid. Owned Properties Payor Source (1) Same Property Portfolio Statistics (1) Owned Properties Occupancy EDITDAR Coverage EDITDARM Coverage 4Q12 3Q12 4Q12 3Q12 4Q12 3Q12 Assisted Living (2) 78.2% 77.8% 1.24 1.29 1.47 1.52 Assisted Living (3) 87.0% 86.6% 1.37 1.39 1.62 1.64 Skilled Nursing 77.6% 79.0% 1.84 1.79 2.46 2.48 Range of Care 86.7% 86.8% 1.37 1.42 1.80 1.88 (1) Information is for the trailing twleve months through December 31, 2012 and Setpember 30, 2012 and is from property level operator financial statements which are unaudited and have not been independtly verified by us. (2) Includes properties leased to Assisted Living Concepts, Inc. (3) Excludes properties leased to Assisted Living Concepts, Inc.

LTC owns or holds mortgages on 205 properties and five parcels of land under development in 29 states Approximately 78% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 25% of the Company’s total gross investment 15 RI Skilled Nursing Properties (Total: 90) Assisted Living Properties (Total: 104) 7 NV WY MI IL AR LA KY WV ME ND NY 33 2 1 2 3 5 1 8 3 2 2 2 2 2 6 20 3 5 4 10 11 4 4 2 6 1 4 3 8 7 4 3 3 8 1 1 Schools (Total: 2) Range of Care Properties (Total: 9) 1 1 1 2 2 1 1 1 1 WA OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO VT NH MA CT DE MD Under Development Properties (Total: 5) 2 1 1 1 1 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO

16 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Property and Asset Type Diversification - Owned and Loan Portfolio Includes Rental income and interest income from mortgage loans Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 90 $ 473,107 50.0% $ 49,926 51.9% Real Property 906,582 $ 95.8% Assisted Living 104 392,119 41.4% 38,060 39.5% Loans Receivable 40,142 4.2% Range of Care 9 46,707 4.9% 6,701 7.0% Total 946,724 $ 100.0% Under Development - 22,347 2.4% - - Schools 2 12,444 1.3% 1,548 1.6% Total 205 $ 946,724 100.0% $ 96,235 100.0% Properties Revenue (1) Trailing Twelve Months Ended March 31, 2013 # of Gross Investment By Property Type Gross Investment By Asset Type Range of Care, 4.9% Under Development, 2.4$ Schools, 1.3% Skilled Nursing, 50.0% Real Property, 95.8% Loans Receivable, 4.2% Assisted Living, 41.4% (1) Includes Rental income and interest income from mortgage loans

17 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio Population is based on 2010 Census. Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % School % Gross Investment % Texas 54 186,427 $ 39.4% 37,784 $ 9.6% 2,994 $ 6.4% 6,617 $ 29.8% - $ - 233,822 $ 24.7% Ohio 19 66,157 14.0% 44,647 11.4% - - - - - - 110,804 11.7% New Jersey 5 - - 61,397 15.7% - - - - 9,270 74.5% 70,667 7.5% Florida 17 26,711 5.6% 41,062 10.5% - - - - - - 67,773 7.2% Colorado 12 7,407 1.6% 41,918 10.7% 2,007 4.3% 7,612 34.3% - - 58,944 6.2% California 5 20,649 4.4% 28,071 7.2% 2,800 6.0% - - - - 51,520 5.4% New Mexico 7 50,303 10.6% - - - - - - - - 50,303 5.3% Arizona 7 36,092 7.6% 5,120 1.3% - - - - - - 41,212 4.4% Virginia 4 15,713 3.3% - - 13,339 28.6% - - - - 29,052 3.1% Washington 10 8,705 1.8% 19,080 4.9% - - - - - - 27,785 2.9% All Others 65 54,941 11.7% 113,041 28.7% 25,567 54.7% 7,941 35.9% 3,174 25.5% 204,664 21.6% Total 205 473,105 $ 100.0% 392,120 $ 100.0% 46,707 $ 100.0% 22,170 $ 100.0% 12,444 $ 100.0% 946,546 $ 100.0% Gross Investment By State Gross Owned Portfolio By MSA (1) Washington, 2.9% All Others, 21.6% Texas, 24.7% Ohio, 11.7% New Jersey, 7.5% Florida, 7.2% Colorado, 6.2% California, 5.4% New Mexico, 5.3% Arizona, 4.4% Virginia, 3.1% 4.1% Cities not in an MSA or Micro-SA 38.3% MSAs 1-31 Pop: 18.9M - 1.8M 19.9% MSAs 32-100 Pop: 1.8M - 0.5 M 18.3% MSAs > 100 Pop: 0.5M - 50,000 19.4% Cities in a Micro-SA Pop: 150,000 - 50,000 (1) (2)

18 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Operator Diversification - Owned Portfolio Operator % % Extendicare Inc. and Assisted Living Concepts, Inc 37 88,034 $ 9.7% 10,963 $ 11.4% Brookdale Senior Living Communities, Inc. 35 84,211 9.3% 10,948 11.4% Juniper Communities, LLC 5 81,988 9.0% 6,663 6.9% Preferred Care 25 77,206 8.5% 10,588 11.0% Senior Care Centers, LLC 5 63,698 7.0% 6,748 7.0% Carespring Health Care Mgt, LLC 2 58,893 6.5% 5,431 5.7% Meridian Senior Properties Fund II, LP 4 50,841 5.6% 4,742 4.9% Traditions Senior Management, Inc. 4 48,500 5.3% 5,243 5.5% Skilled Healthcare Group Subs 5 40,270 4.4% 4,501 4.7% Sunrise Senior Living 6 37,659 4.2% 1,912 2.0% All Others 51 275,282 30.5% 28,261 29.5% Total 179 906,582 $ 100.0% 96,000 $ 100.0% # of Properties Gross Investment Annualized GAAP Rent Gross Investment by Operator All Other, 30.5% Extendicare/ALC, 9.7% Brookdale, 9.3% Juniper, 9.0% Preferred Care, 8.5% Senior Care Centers, 7.0% Carespring, 6.5% Meridian, 5.6% Traditions Sr. Mgmt, 5.3% Skilled Healthcare, 4.4% Sunrise, 4.2%

19 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of March 31, 2013. Extendicare Inc. (TSX: EXE) operates 246 senior care centers in North America with the ability to serve approximately 26,800 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and independent living residences with capacity for 9,348 residents in 20 states. Brookdale Senior Living, Inc. (NYSE: BKD) operates 650 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of March 31, 2013, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 101 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 11 states. As of March 31, 2013, the LTC portfolio consisted of 23 skilled nursing and two range of care properties in six states with a gross investment balance of $77.2 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 74 skilled nursing and 22 assisted living facilities in 8 states. As of March 31, 2013, the LTC portfolio consisted of 5 skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP and other affiliated entities (Privately held) acquire, develop and operate independent living, assisted living, memory care and skilled nursing facilities and currently owns or leases 10 skilled nursing facilities, one assisted living facility, and one memory care facility, all located in Texas. As of March 31, 2013, the LTC portfolio consisted of four skilled nursing properties in Texas with a gross investment balance of $50.8 million. Senior Care Centers, LLC (Privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of March 31, 2013, the LTC portfolio consisted of five skilled nursing properties in Texas with a gross investment balance of $63.7 million. They also operate four skilled nursing properties under a sub-lease with Meridian Senior Properties Fund II, LP which is not included in the Senior Care Centers, LLC rental revenue. Carespring Health Care Mgmt, LLC (Privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of March 31, 2013, the LTC portfolio consisted of a parcel of land in Kentucky and two skilled nursing properties in Ohio with a gross investment balance of $58.9 million. Juniper Communities, LLC (Privately held) operates 18 facilities comprised of skilled nursing, assisted living, and memory care facilities in four states. As of March 31, 2013, the LTC portfolio consisted of five assisted living and memory care properties in two states with a gross investment balance of $82.0 million. Sunrise Senior Living, LLC (Privately Held), through its subsidiaries, operates 292 communities in the United States, Canada and the United Kingdom. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, memory care, as well as nursing and rehabilitative services. As of March 31, 2013, the LTC portfolio consisted of six assisted living and memory care properties in two states with a gross investment balance of $37.7 million. Traditions Senior Management, Inc. and other affiliated entities (Privately held) operate 22 facilities consisting of independent living, assisted living, and skilled nursing facilities in eight states. As of March 31, 2013, the LTC portfolio consisted of three skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $48.5 million. Traditions also operates two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue.

20 Extendicare Inc. (TSX: EXE) and Assisted Living Concepts, Inc. (NYSE: ALC) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Twelve Months Ended December 31, 2012 Co-lessee Extendicare Inc. and Assisted Living Concepts, Inc. Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Renewal Options Three (3) periods of ten (10) years each EBITDAR Coverage (1) 1.0x % of Portfolio Rent 11.4% of Annualized GAAP Rent Master Lease I States # of Properties # of Unites Idaho 4 148 lowa 1 35 New Jersey 1 39 Ohio 5 191 Texas 7 278 Total 18 691 Master Lease II States # of Properties # of Unites Arizona 2 76 Indiana 2 78 Nebraska 4 158 Oregon 3 119 Washington 8 308 Total 19 739 (1)

21 Market Capitalization Based on our total indebtedness to total asset value ratio at March 31, 2013, the amended facility provides for interest annually at LIBOR plus 150 bps. Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on March 28, 2013, the last trading day of first quarter 2013. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 1.50% (1) 117,500 $ Senior unsecured notes -weighted average rate 5.17% (2) 185,800 Bonds payable - weighted average rate 2.91% (3) 2,035 Total debt 305,335 19% No. of shares Preferred stock -Series C (4) 38,500 2% Common stock (5) 30,712,510 40.73 $ (6) 1,250,921 79% Non-controlling interest - - Total equity 1,289,421 81% 1,594,756 $ 100% Debt to Total Market Value Debt & Preferred to Total Market Value 19.1% 21.6% Equity Closing Price Total Market Value At March 31, 2013 Debt Capitalization Common Stock, 79% Total Debt, 19% Preferred Stock, 2% (1) (2) (3) (4) (5) (6)

22 Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) (1) Reflects annualized contract rate of interest for loans, net of collectability reserves, if applicable. Rental Revenue and Interest Income Maturity Year % of Total % of Total % of Total 2013 453 $ 0.5% - $ - 453 $ 0.5% 2014 12,951 13.5% 1,217 35.7% 14,168 14.3% 2015 2,539 2.6% 298 8.8% 2,837 2.9% 2016 2,129 2.2% 26 0.8% 2,155 2.2% 2017 1,638 1.7% 600 17.6% 2,238 2.3% 2018 8,676 9.0% 803 23.6% 9,479 9.5% 2019 1,596 1.7% 123 3.6% 1,719 1.7% 66,018 68.8% 338 9.9% 66,356 66.6% Total 96,000 $ 100.0% 3,405 $ 100.0% 99,405 $ 100.0% Annualized GAAP Rental Income Interest Income (1) Total Rental & Interest Income Thereafter

23 Debt Maturity (in thousands) FINANCIAL (in thousands) Reflects scheduled principal payments. $ - $ 4,167 $ 635 $ 4,802 - 29,166 1,400 30,566 117,500 16,667 - 134,167 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 95,800 - 95,800 $ 117,500 $ 185,800 $ 2,035 $ 305,335 Thereafter 2017 2016 2015 2014 2018 2019 Year Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total Total (1)

24 Financial Data Summary FINANCIAL (dollar amounts in thousands) (1) Gross asset value represents undepreciated book value. Balance Sheet and Coverage Ratios 12/31/10 12/31/11 12/31/12 3/31/13 Net real estate assets $515,983 $599,916 $740,846 $741,677 Total assets 561,264 647,097 789,592 792,664 Total debt 91,430 159,200 303,935 305,335 Total liabilities 103,742 178,387 326,484 325,853 Preferred stock 126,913 38,500 38,500 38,500 Total equity 457,522 468,710 463,108 466,811 Debt to gross asset value ratio (1) 12.7% 19.3% 30.8% 30.6% Debt & preferred stock to gross asset value ratio (1) 30.3% 24.0% 34.7% 34.5% Debt to total market value ratio 9.5% 14.0% 21.4% 19.1% Debt & preferred stock to total market value ratio 23.0% 17.4% 24.2% 21.6% Debt to normalized EBITDA 1.4x 2.1x 3.7x 3.6x Normalized interest coverage ratio 24.5x 11.7x 8.4x 7.8x Normalized fixed charge coverage ratio 4.0x 6.3x 6.3x 6.0x Trailing twelve months ended

25 Financial Data Summary FINANCIAL (dollar amounts in thousands) Non-Cash Rental Revenue Components (1) Projections based on current in-place leases assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio. Reconciliation of Normalized EBITDA and Fixed Charges $ 937 $ 863 $ 772 $ 710 $ 476 (165) (165) (165) (165) (165) $ 772 $ 698 $ 607 $ 545 $ 311 3Q13 (1) 2Q13 (1) 1Q13 Straight-line rent Amort of lease inducement Net 1Q14 (1) 4Q13 (1) Trailing twelve months ended 12/31/10 12/31/11 12/31/12 3/31/13 Net income $46,053 $49,443 $51,327 $51,371 Less: Gain on sale (310) - (16) - Add: Interest expense 2,653 6,434 9,932 11,032 Add: Depreciation and amortization 16,109 19,623 22,153 23,122 Adjusted EDITDA 64,505 75,500 83,396 85,525 Add back (Deduct): Non-recurring one-time items 467 - (347) 360 Normalized EDITDA $64,972 $75,500 $83,049 $ 85,885 Interest expense $2,653 $6,434 $9,932 $11,032 Preferred stock dividend 13,662 5,512 3,273 3,273 Fixed Charges $16,315 $11,946 $13,205 $14,305

Consolidated Statements of Income 26 FINANCIAL (dollar amounts in thousands, except per share amounts, audited) 2013 2012 Revenues Rental income 24,511 $ 20,872 $ Interest from mortgage loans 1,059 1,532 Interest and other income 93 236 Total revenues 25,663 22,640 Expenses Interest expense 3,133 2,033 Depreciation and amortization 6,136 5,167 General and administrative expenses 3,418 2,524 Total expenses 12,687 9,724 Income from continuing operations 12,976 12,916 Discontinued operations: Gain on sale of assets, net - 16 Net loss from discontinued operations - 16 Net income 12,976 12,932 Income allocated to non-controlling interests - (11) Net income attributable to LTC Properties, Inc. 12,976 12,921 Income allocated to participating securities (98) (94) Income allocated to preferred stockholders (818) (818) Net income available to common stockholders 12,060 $ 12,009 $ Basic earnings per common share: $0.40 $0.40 Diluted earnings per common share: $0.40 $0.40 Weighted average shares used to calculate earnings per common share Basic 30,365 30,189 Diluted 30,399 30,234 Three Months Ended March 31,

Consolidated Balance Sheets 27 FINANCIAL (amounts in thousands, audited) December 31, 2012 December 31, 2011 ASSETS LIABILITIES Real estate investments: Bank borrowings 117,500 $ 115,500 $ Land 75,407 $ 75,407 $ Senior unsecured notes 185,800 185,800 Buildings and improvements 831,175 824,688 Bonds payable 2,035 2,635 Accumulated depreciation and amortization (204,646) (198,548) Accrued interest 2,285 3,279 Net operating real estate property 701,936 701,547 Earn-out liabilities 6,854 6,744 Accrued expenses and other liabilities 11,379 12,526 Mortgage loans receivable, net of allowance for Total liabilities 325,853 326,484 doubtful accounts: 2013 - $401; 2012 - $782 39,741 39,299 Real estate investments, net 741,677 740,846 EQUITY Preferred stock (1) 38,500 38,500 Other assets: Common stock (2) 307 305 Cash and cash equivalents 9,621 7,191 Capital in excess of par value 516,011 510,236 Debt issue costs, net 2,854 3,040 Cumulative net income 737,009 724,033 Interest receivable 802 789 Accumulated other comprehensive income 143 152 Straight-line rent receivable, net of allowance for Cumulative distributions (825,159) (810,125) doubtful accounts: 2013 - $1,567; 2012 - $1,557 27,925 26,998 Total LTC stockholders' equity 466,811 463,101 Prepaid expenses and other assets 6,656 7,548 Notes receivable 3,129 3,180 Non-controlling interests - 7 Total equity 466,811 463,108 Total assets 792,664 $ 789,592 $ Total liabilities and equity 792,664 $ 789,592 $ (1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2013 - 2,000; 2012 - 2,000 (2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2013 - 30,713; 2012 - 30,544 March 31, 2013 March 31, 2013

Funds from Operations 28 FINANCIAL (dollar amounts in thousands, except per share amounts)) Normalized FFO, AFFO, and FAD Reconciliation 2013 2012 Net income available to common stockholders 12,060 $ 12,009 $ Add: Depreciation and amortization 6,136 5,167 Less: Gain on sale of real estate, net - (16) FFO available to common stockholders 18,196 17,160 Add: Non-cash interest related to earn-out liabilities 110 110 Add: Non-recurring one time items 707 (1) - Normalized FFO available to common stockholders 19,013 17,270 Less: Non-cash rental income (772) (482) Normalized adjusted FFO (AFFO) 18,241 16,788 Add: Non-cash compensation charges 528 452 Normalized funds available for distribution (FAD) 18,769 $ 17,240 $ $0.59 $0.56 $0.61 $0.56 $0.59 $0.55 $0.60 $0.56 (1) Senior Vice President, Marketing and Strategic Planning. Diluted FFO available to common stockholders per share Diluted normalized FFO available to common stockholders per share Diluted normalized AFFO per share March 31, Three Months Ended Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of our Diluted normalized FAD per share

Funds from Operations 29 FINANCIAL (dollar amounts in thousands, except per share amounts)) Normalized FFO Per Share Reconciliation 2012 Normalized FFO available to common stockholders $ 19,013 $ 17,270 Effect of dilutive securities: Participating securities 98 94 Convertible preferred securities 818 818 Convertible non-controlling interests - 11 Normalized diluted FFO available to common stockholders $ 19,929 $ 18,193 30,365 30,189 Effect of dilutive securities: Stock options 34 45 Participating securities 210 210 Convertible preferred securities 2,000 2,000 Convertible non-controlling interests - 26 Shares for diluted FFO per share 32,609 32,470 $0.63 $0.57 $0.61 $0.56 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2013 Three Months Ended March 31,

30 GLOSSARY Glossary Adjusted Funds From Operations (“AFFO”): FFO excluding the effects of non - cash rental income. Assisted Living Properties (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care ) Assisted living properties are s enior housing properties serving elderly persons who require assistance with activi ties of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating , bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and th e operator for the lease year . Core Based Statistical Area ( “ CBSA ” ): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. EBITDA: Earnings before interest, taxes, depreciation and amortization . EBITDAR Coverage: From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. EBITDARM Coverage : From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, rent and management fees divided by the operator’s contractual lease rent . Funds Available for Distribution (“FAD”): FFO excluding the effects of non - cash rental income and non - cash compensation charges. Funds From Operations (“FFO”): A s defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partner ships and joint ventures. GAAP Lease Yield: GAAP rent divided by the purchase price. GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognize d evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease , the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income. Gross Asset Value: Represents undepreciated book value. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. (“LTC”) , without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

31 GLOSSARY Glossary Independent Living Properties (“ILF”) : Senior housing properties offer ing a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation , social, cultural and recreational activities, on - site security and emergency response programs. Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments . Interest Income: Represents interest income from mortgage loans. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long - term care properties . Licensed beds and/or u nits may differ from the number of beds and/or units in service at any given time. Memory Care Properties (“MC”) : Senior housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“ MSA ”) : Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area ) Micropolitan Statistical Areas (“ Micro - SA ”) : Based on the U.S. Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area ) Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income: Straight-line rental income and amortization of lease inducement. Non - cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: FFO adjusted for non - recurring, infrequent or unusual items and excludes the non - cash rental income. Normalized FAD: FFO adjusted for non - recurring, infrequent or unusual items and excludes the non - cash rental income and non - cash compensation charges. Normalized FFO: FFO adjusted for non - recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licen sed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

32 GLOSSARY Glossary Glossary Private Pay: Private pay includes private insurance, HMO, VA, and other payors . Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property le vel operator financial statements which are unaudited and have not been independently verified by us. Range of Care (“ ROC ”): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations. Same Property Portfolio (“SPP”) : Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter - over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”) : Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNF s provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease - up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease - up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development projects to construct senior housing properties .